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                                                                    EXHIBIT 10.2

                           ADDITIONAL INVESTMENT RIGHT

                 TO PURCHASE 3,529,412 SHARES OF COMMON STOCK OF

                               WAVE SYSTEMS CORP.

         THIS ADDITIONAL INVESTMENT RIGHT (the "Additional Investment Right") certifies that, for value received, Capital Ventures International (the "Holder"), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time beginning 5 trading days prior to and ending on the 90-day anniversary of the Closing Date (the "Termination Date") but not thereafter, to subscribe for and purchase from Wave Systems Corp., a Delaware corporation (the "Company"), up to 3,529,412 shares (the "Additional Investment Right Shares") of Class A Common Stock, par value $0.01 per share, of the Company (the "Common Stock"). The purchase price of one share of Common Stock (the "Exercise Price") under this Additional Investment Right shall be $1.00 (100% of Market Price), subject to adjustment hereunder.

         Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the "Purchase Agreement"), dated July 30, 2004, among the Company and the purchasers signatory thereto.

         Section 2.    Exercise.

                 (a) EXERCISE OF THE ADDITIONAL INVESTMENT RIGHT. Exercise of the purchase rights represented by this Additional Investment Right may be made at any time or times beginning 5 trading days prior to and ending on the Termination Date by delivery to the Company of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company); provided, however, within 5 Trading Days after the date said Notice of Exercise is delivered to the Company, the Holder shall have surrendered this Additional Investment Right to the Company and the Company shall have received payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank.

                 (b)   EXERCISE LIMITATIONS.

                       (i) HOLDER'S RESTRICTIONS. The Holder shall not have the right to exercise any portion of this Additional Investment Right, pursuant to Section 2(c) or otherwise, to the extent that after giving effect to such issuance after exercise, the Holder (together with the Holder's affiliates), as set forth on the applicable Notice of Exercise, would beneficially own in excess of 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to such issuance. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Additional

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                 Investment Right with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, nonexercised portion of this Additional Investment Right beneficially owned by the Holder or any of its affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Warrants or Additional Investment Rights) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 2(b), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act, it being acknowledged by Holder that the Company is not representing to Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(b) applies, the determination of whether this Additional Investment Right is exercisable (in relation to other securities owned by the Holder) and of which a portion of this Additional Investment Right is exercisable shall be in the sole discretion of such Holder, and the submission of a Notice of Exercise shall be deemed to be such Holder's determination of whether this Additional Investment Right is exercisable (in relation to other securities owned by such Holder) and of which portion of this Additional Investment Right is exercisable, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. For purposes of this Section 2(b), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in
                 (x) the Company's most recent Form 10-Q or Form 10-K, as the case may be, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Company's Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of the Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Additional Investment Right, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.

                       (ii) TRADING MARKET RESTRICTIONS. If the Company has not obtained Shareholder Approval (as defined below), if required, then the Company may not issue upon exercise of this Additional Investment Right in the aggregate, in excess of 19.999% of the number of shares of Common Stock outstanding on the Trading Day immediately preceding the Closing Date, less any shares of Common Stock issued upon the Closing Date or upon prior exercise of this or any other Additional Investment Right or Warrant issued pursuant to the Purchase Agreement (such number of shares, the "Issuable Maximum"). If on any attempted exercise of this Additional Investment Right, the issuance of Additional

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                 Investment Right Shares would exceed the Issuable Maximum and the Company shall not have previously obtained the vote of shareholders (the "Shareholder Approval"), if any, as may be required by the applicable rules and regulations of the Principal Market (or any successor entity) to approve the issuance of shares of Common Stock in excess of the Issuable Maximum pursuant to the terms hereof, then the Company shall issue to the Holder requesting an Additional Investment Right exercise such number of Additional Investment Right Shares as may be issued below the Issuable Maximum and, with respect to the remainder of the aggregate number of Additional Investment Right Shares, this Additional Investment Right shall not be exercisable until and unless Shareholder Approval has been obtained.

                 (c)   MECHANICS OF EXERCISE.

                       (i) AUTHORIZATION OF ADDITIONAL INVESTMENT RIGHT SHARES. The Company covenants that all Additional Investment Right Shares which may be issued upon the exercise of the purchase rights represented by this Additional Investment Right will, upon exercise of the purchase rights represented by this Additional Investment Right, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue). The Company covenants that during the period the Additional Investment Right is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Additional Investment Right Shares upon the exercise of any purchase rights under this Additional Investment Right. The Company further covenants that its issuance of this Additional Investment Right shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates (or to authorize an uncertificated issuance to the Holder via the DTC DWAC system) for the Additional Investment Right Shares upon the exercise of the purchase rights under this Additional Investment Right. The Company will take all such reasonable action as may be necessary to assure that such Additional Investment Right Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed.

                       (ii) DELIVERY OF CERTIFICATES UPON EXERCISE. Certificates (or DWAC transfers) for shares purchased hereunder shall be delivered to the Holder within 3 Trading Days from the receipt by the Company of the Notice of Exercise Form, surrender of this Additional Investment Right and payment of the aggregate Exercise Price as set forth above ("Additional Investment Right Share Delivery Date"). This Additional Investment Right shall be deemed to have been exercised on the date the Exercise Price is received by the Company. The Additional Investment Right Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a

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                 holder of record of such shares for all purposes, as of the date the Additional Investment Right has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 2(c)(vii) prior to the issuance of such shares, have been paid.

                       (iii) DELIVERY OF RESIDUAL ADDITIONAL INVESTMENT RIGHTS UPON PARTIAL EXERCISE. If this Additional Investment Right shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Additional Investment Right Shares, deliver to Holder a new Additional Investment Right evidencing the rights of Holder to purchase the unpurchased Additional Investment Right Shares called for by this Additional Investment Right, which new Additional Investment Right shall in all other respects be identical with this Additional Investment Right.

                       (iv) RESCISSION RIGHTS. If the Company fails to deliver to the Holder a certificate or certificates (or DWAC transfer) representing the Additional Investment Right Shares pursuant to this Section 2(c)(iv) by the Additional Investment Right Share Delivery Date, then the Holder will have the right to rescind such exercise.

                       (v) BUY-IN COMPENSATION. In addition to any other rights available to the Holder, if the Company fails to deliver to the Holder a certificate or certificates (or DWAC transfer) representing the Additional Investment Right Shares pursuant to an exercise on or before the Additional Investment Right Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Additional Investment Right Shares which the Holder anticipated receiving upon such exercise (a "Buy-In"), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Additional Investment Right Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Additional Investment Right and equivalent number of Additional Investment Right Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other

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                 evidence reasonably requested by the Company. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of the Additional Investment Right as required pursuant to the terms hereof.

                       (vi) NO FRACTIONAL SHARES OR SCRIP. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Additional Investment Right. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

                       (vii) CHARGES, TAXES AND EXPENSES. Issuance of certificates for Additional Investment Right Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Additional Investment Right Shares are to be issued in a name other than the name of the Holder, this Additional Investment Right when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

                       (viii) CLOSING OF BOOKS. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Additional Investment Right, pursuant to the terms hereof.

         Section 3.    Certain Adjustments.

                 (a) STOCK DIVIDENDS AND SPLITS. If the Company, at any time while this Additional Investment Right is outstanding: (A) pays a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to this Additional Investment Right), (B) subdivides outstanding shares of Common Stock into a larger number of shares, (C) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for

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         the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

                 (b) CALCULATIONS. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) outstanding.

                 (c)   NOTICE TO HOLDERS.

                       (i) ADJUSTMENT TO EXERCISE PRICE. Whenever the Exercise Price is adjusted pursuant to this Section 3, the Company shall promptly mail to each Holder a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

                       (ii) NOTICE TO ALLOW EXERCISE BY HOLDER. If (A) the Company shall declare a dividend (or any other distribution) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be mailed to the Holder at its last addresses as it shall appear upon the Additional Investment Right Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to exercise this Additional Investment Right during

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                 the 20-day period commencing the date of such notice to the effective date of the event triggering such notice

         Section 4.    TRANSFER OF THIS ADDITIONAL INVESTMENT RIGHT.

                 (a) TRANSFERABILITY. Subject to compliance with any applicable securities laws and the conditions set forth in Section 5(a) hereof, this Additional Investment Right and all rights hereunder are transferable, in whole or in part, upon surrender of this Additional Investment Right at the principal office of the Company, together with a written assignment of this Additional Investment Right substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Additional Investment Right or Additional Investment Rights in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Additional Investment Right evidencing the portion of this Additional Investment Right not so assigned, and this Additional Investment Right shall promptly be cancelled. An Additional Investment Right, if properly assigned, may be exercised by a new holder for the purchase of Additional Investment Right Shares without having a new Additional Investment Right issued, if exercised in accordance with the Additional Investment Right.

                 (b) COMBINATION OR DIVISION OF ADDITIONAL INVESTMENT RIGHTS. This Additional Investment Right may be divided or combined with other Additional Investment Rights upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Additional Investment Rights are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Additional Investment Right or Additional Investment Rights in exchange for the Additional Investment Right or Additional Investment Rights to be divided or combined in accordance with such notice.

                 (c) ADDITIONAL INVESTMENT RIGHT REGISTER. The Company shall register this Additional Investment Right, upon records to be maintained by the Company for that purpose (the "Additional Investment Right Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Additional Investment Right as the absolute owner hereof for the purpose of any exercise hereof or any distribution or notice to the Holder, and for all other purposes, absent actual notice to the contrary.

         Section 5.    Miscellaneous.

                 (a) TITLE TO THE ADDITIONAL INVESTMENT RIGHT. Prior to the Termination Date and subject to compliance with applicable laws and
         Section 4 of this Additional Investment Right, this Additional Investment Right and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder in

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         person or by duly authorized attorney, upon surrender of this
         Additional Investment Right together with the Assignment Form annexed hereto properly endorsed.

                 (b) NO RIGHTS AS SHAREHOLDER UNTIL EXERCISE. This Additional Investment Right does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of this Additional Investment Right and the payment of the aggregate Exercise Price, the Additional Investment Right Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

                 (c) LOSS, THEFT, DESTRUCTION OR MUTILATION OF ADDITIONAL INVESTMENT RIGHT. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Additional Investment Right or any stock certificate relating to the Additional Investment Right Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Additional Investment Right, shall not include the posting of any bond), and upon surrender and cancellation of such Additional Investment Right or stock certificate, if mutilated, the Company will make and deliver a new Additional Investment Right or stock certificate of like tenor and dated as of such cancellation, in lieu of such Additional Investment Right or stock certificate.

                 (d) SATURDAYS, SUNDAYS, HOLIDAYS, ETC. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

                 (e)   AUTHORIZED SHARES.

                 The Company covenants that during the period the Additional Investment Right is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Additional Investment Right Shares upon the exercise of any purchase rights under this Additional Investment Right. The Company further covenants that its issuance of this Additional Investment Right shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates (or authorize an uncertificated issuance to the Holder via the DTC DWAC system) for the Additional Investment Right Shares upon the exercise of the purchase rights under this Additional Investment Right. The Company will take all such reasonable action as may be necessary to assure that such Additional Investment Right Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed.

                 Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation,

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                 merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Additional Investment Right, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Additional Investment Right against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Additional Investment Right Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Additional Investment Right Shares upon the exercise of this Additional Investment Right, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Additional Investment Right.

                 Before taking any action which would result in an adjustment in the number of Additional Investment Right Shares for which this Additional Investment Right is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

                 (f) JURISDICTION. All questions concerning the construction, validity, enforcement and interpretation of this Additional Investment Right shall be determined in accordance with the provisions of the Purchase Agreement.

                 (g) NONWAIVER AND EXPENSES. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies, notwithstanding that all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Additional Investment Right, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any reasonable costs and expenses including, but not limited to, attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

                 (h) NOTICES. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

                 (i) LIMITATION OF LIABILITY. No provision hereof, in the absence of any affirmative action by Holder to exercise this Additional Investment Right or purchase Additional Investment Right Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common

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         Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

                 (j) REMEDIES. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Additional Investment Right. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Additional Investment Right and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                 (k) SUCCESSORS AND ASSIGNS. Subject to applicable securities laws, this Additional Investment Right and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Additional Investment Right are intended to be for the benefit of all Holders from time to time of this Additional Investment Right and shall be enforceable by any such Holder or holder of Additional Investment Right Shares.

                 (l) AMENDMENT. This Additional Investment Right may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

                 (m) SEVERABILITY. Wherever possible, each provision of this Additional Investment Right shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Additional Investment Right shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Additional Investment Right.

                 (n) HEADINGS. The headings used in this Additional Investment Right are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Additional Investment Right.

                              ********************

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         IN WITNESS WHEREOF, the Company has caused this Additional Investment
Right to be executed by its officer thereunto duly authorized.

Dated:  July  30, 2004

                                           WAVE SYSTEMS CORP.


                                           By:/s/ Gerard T. Feeney
                                              --------------------
                                              Name: Gerard T. Feeney
                                              Title: Chief Financial Officer

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                               NOTICE OF EXERCISE

TO:      WAVE SYSTEMS CORP.

         Section 6. The undersigned hereby elects to purchase ________ Additional Investment Right Shares of the Company pursuant to the terms of the attached Additional Investment Right (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

         Section 7. Please issue a certificate or certificates representing said Additional Investment Right Shares in the name of the undersigned or in such other name as is specified below:

                         _______________________________

The Additional Investment Right Shares shall be delivered to the following:

                         _______________________________

                         _______________________________

                         _______________________________



                                                     [PURCHASER]


                                                     By:
                                                        ------------------------
                                                        Name:
                                                        Title:


                                                     Dated:
                                                           ---------------------

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                                 ASSIGNMENT FORM

                    (To assign the foregoing warrant, execute
                   this form and supply required information.
                 Do not use this form to exercise the warrant.)

         FOR VALUE RECEIVED, the foregoing Additional Investment Right and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is


____________________________________________________________


____________________________________________________________


                                            Dated:  ______________, _______


                       Holder's Signature:
                                           --------------------------
                       Holder's Address:
                                           --------------------------

                                           --------------------------

Signature Guaranteed:  ______________________________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Additional Investment Right, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Additional Investment Right.